Statements of Net Assets Available for Benefits - EPB 001 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Noninterest-bearing cash	$ 0	$ 82,405
Receivables
Employer contributions	6,554	0
Participant contributions	14,755	0
Investments, at fair value	257,974,626	286,136,143
Notes receivable from participants	6,229,412	4,932,462
Net assets available for benefits	$ 264,225,347	$ 291,151,010